                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of October, 2001.

                                                   /s/ Gregory D. Brenneman
                                                   -----------------------------
                                                   Gregory D. Brenneman

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of October, 2001.

                                                   /s/ Richard H. Brown
                                                   -----------------------------
                                                   Richard H. Brown

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of October, 2001.

                                                   /s/ John L. Clendenin
                                                   -----------------------------
                                                   John L. Clendenin

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 16th day of October, 2001.

                                                   /s/ Berry R. Cox
                                                   -----------------------------
                                                   Berry R. Cox

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of October, 2001.

                                                   /s/ William S. Davila
                                                   -----------------------------
                                                   William S. Davila

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 16th day of October, 2001.

                                                   /s/ Milledge A. Hart, III
                                                   -----------------------------
                                                   Milledge A. Hart, III

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of October, 2001.

                                                   /s/ Kenneth G. Langone
                                                   -----------------------------
                                                   Kenneth G. Langone

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of October, 2001.

                                                   /s/ Roger S. Penske
                                                   -----------------------------
                                                   Roger S. Penske

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Frank L. Fernandez, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933 on Form S-8 relating to 250,000 shares of the Company's Common Stock, $.05 par value, and deferred stock units to be offered or sold pursuant to The Home Depot, Inc. Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all extents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 17th day of October, 2001.

                                                   /s/ Bonnie G. Hill
                                                   -----------------------------
                                                   Bonnie G. Hill